LAW OFFICES
                    APPERSON, CRUMP, DUZANE & MAXWELL, PLC
                         1755 KIRBY PARKWAY, SUITE 100
                        MEMPHIS, TENNESSEE  38120-4376
                                 901/756-6300

FACSIMILE 901/757-1296

                                             FEBRUARY 24, 1997



     BW Associates, Ltd.                          VIA FEDERAL EXPRESS
     c/o The Balcor Company
     Bannockburn Lake Office Plaza
     2355 Waukegan Road, Suite A200
     Bannockburn, IL  60015

     Attention:  Ilona Adams

     Re: Agreement of Sale dated February 11, 1997 by and between Mid-America Apartments of Texas, L.P. and BW Associates, Ltd. (the Contract)

     Dear Ms. Adams:

     In accordance with the provisions of Section 27 of the Contract, this is to provide notice that the Purchaser hereby extends the Closing date for 30 days because of the inability to obtain the Lender consent. The new Closing Date will be April 2, 1997.

                               Yours very truly,

                               /s/ John Maxwell

                             John B. Maxwell, Jr.

JBM/sh

cc:  The Balcor Company
     Mr. Daniel J. Perlman
     Mr. Don Aldridge

LAW OFFICES
                    APPERSON, CRUMP, DUZANE & MAXWELL, PLC
                         1755 KIRBY PARKWAY, SUITE 100
                        MEMPHIS, TENNESSEE  38120-4376
                                 901/756-6300

FACSIMILE 901/757-1296

                                             FEBRUARY 26, 1997



     BW Associates, Ltd.                          VIA FEDERAL EXPRESS
     c/o The Balcor Company
     Bannockburn Lake Office Plaza
     355 Waukegan Road, Suite A200
     Bannockburn, IL  60015

     Attention:  Ilona Adams

     Dear Ms. Adams:

     In accordance with paragraph 3.B of the Agreement of Sale between BW Associates, Ltd. as Seller and Mid-America Apartments of Texas, L.P. as Purchaser, for that property commonly known as Balcones Woods Apartments located in Austin, Texas, Purchaser hereby waives its objection to the Disapproved Title Exception, written notice of which was given on February 5, 1997. Accordingly, Purchaser elects to proceed toward closing in accordance with the Agreement, and as per John Maxwell's letter of February 24, 1997 extending the Closing Date.

                              Sincerely,

                              /s/ Jane P. Long

                              Jane P. Long

JPL/sh

cc:  The Balcor Company, Attention: James Mendelson
     Mr. Daniel J. Perlman
     Charter Title Company, Attention:  Frances A. Chetta
     Mr. Don Aldridge